                                PLEDGE AGREEMENT

     PLEDGE AGREEMENT, dated this 14th day of April 2005 between VSUS
Technologies, Incorporated (the "Pledgor"), Bondy & Schloss LLP, the Pledge
Agent (the "Pledge Agent") as agent for _________________________________(the
"Pledgee") and 1stAlerts, Inc. (the "Company").

                                   WITNESSETH:

     WHEREAS, the Company and Pledgee have entered into that certain Secured
Promissory Note, dated December 31, 2004, pursuant to which the Company issued to Pledgee its Secured Promissory Note in the original aggregate principal amount of $__________(the "Note");

     WHEREAS, the Pledgor and the Company, are parties to that certain Agreement and Plan of Merger dated as of April 11, 2005 (the "Merger Agreement"), whereby, the Company merged with and into First Info Network, Inc. ("First Info"), a wholly-owned subsidiary of the Pledgor, and the Pledgor acquired all of the issued and outstanding shares of capital stock of the Pledgee, consisting of Two
Hundred (200) shares of common stock (the "Merger");

     WHEREAS, in connection with the Merger, First Info, as the surviving company pursuant to the Merger and successor to the Pledgee, has assumed responsibility for the Obligations (as defined in Section 1 herein) due to the
Pledgee under the Note; and

     WHEREAS, it is a condition precedent to the Merger that the Pledgor shall have executed this Agreement and made the pledge in favor of the Pledgee of shares of common stock of the Company in the amount set forth on Schedule A hereof.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto agree as follows:

     1. Pledge: As collateral security for the due and punctual payment and performance by First Info of the Note executed by the Company in favor of the
Pledgee on December 31, 2004 (all said obligations and all amounts payable hereunder hereinafter collectively called the "Obligations"), the Pledgor hereby collaterally pledges, hypothecates, assigns and grants to the Pledgee a security interest in its shares which are listed on Schedule A hereto (all of such property hereinafter referred to as the "Pledged Collateral") and the following:

          (i) the Pledged Collateral and the certificates representing the
Pledged Collateral and all cash, securities, dividends and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Collateral; and

          (ii) all securities hereafter delivered to the Pledge Agent in substitution for or in addition to any of the foregoing, and all certificates and instruments representing or evidencing such securities and all cash, securities, dividends and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

     2. Pledge Absolute. The Pledgor hereby agrees that this Pledge Agreement shall be binding upon the Pledgor and that the pledge of the Pledged Collateral hereunder shall be irrevocable and unconditional, irrespective of the validity, legality or enforceability of the Note, or the Obligations, the absence of any action to enforce the same, or any waiver or consent by the Pledgee with respect to any provisions thereof.

     3. Representatives and Warranties. (a) The Pledgor, respectively, hereby represents and warrants as to it as follows:

          (i) Authority. The Pledgor has full power, authority, capacity and legal right to enter into this Pledge Agreement, to pledge the Pledged
Collateral pursuant hereto and to incur and perform the Obligations provided for herein.

          (ii) Binding Agreement. This Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms.

          (iii) No Conflicts; Governmental Approvals. There is no statute, regulation, rule, order or judgment, and no provision of any mortgage, indenture, contract or agreement binding upon the Pledgor or affecting the
Pledgor's property, which would prohibit, conflict with, or in any way prevent the execution, delivery or performance of the terms of this Agreement and the pledge of the Pledged Collateral pursuant hereto. The execution, delivery and performance by the Pledgor of the terms of this Agreement and the pledge of the
Pledged Collateral pursuant hereto does not require any filing with, or the consent or approval of, any governmental agency or regulatory authority.

          (iv) Title to Pledged Collateral. When any item of Pledged Collateral is pledged hereunder, the Pledgor will be the owner of such item of Pledged
Collateral free and clear of all liens, security interests, charges and encumbrances of every kind and nature (other than those created hereunder); each share of stock comprising such item of Pledged Collateral will be fully paid and non-assessable; the Pledgor will have legal title to such Pledged Collateral and the Pledgor will have good and lawful authority to pledge, assign and deliver such item of Pledged Collateral in the manner hereby contemplated; and no consent or approval of any governmental body or regulatory authority, or of any securities exchange, will be necessary to the validity of the rights created hereunder. All action has been taken by the Pledgor to create and perfect a security interest in the Pledged Collateral, and the Pledgee has, or will have upon delivery of the Pledged Collateral to the Pledge Agent, acquire a first and prior perfected security interest therein.

     4. Appointment of Agents; Registration of Nominee Name. The Pledgee shall appoint a Pledge Agent, and upon execution of this Agreement, the Pledgor shall deliver the Pledged Collateral to the Pledge Agent for the purpose of retaining physical possession of the certificates representing or evidencing the Pledged
Collateral, which shall be held in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledge Agent. The Pledgee may, from time to time after there shall have occurred and during the continuation of any default in respect of the Note, at the Pledgee's sole discretion and without notice to the
Pledgor, take any or all of the following actions: (a) transfer all or any part of the Pledged Collateral into the name of the Pledgee or his nominee, with or without disclosing that the Pledged Collateral is subject to the lien and security interest hereunder; (b) take control of any proceeds of any of the
Pledged Collateral; and (c) exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations for any purpose not inconsistent with his rights under this
Agreement.

     5. Voting Rights; Dividends; Replacement of Collateral, Etc. (a) So long as the Pledgee has not satisfied all or any portion of the Note through the sale or transfer of the Pledged Collateral and/or there shall not have occurred and be a continuing default in connection with the Note, the Pledgor shall be entitled to exercise any and all voting rights and powers relating or pertaining to the
Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement.

                                        2

          (b) So long as there shall not have occurred and be a continuing default in connection with the Note, the Pledgor shall receive and be entitled to retain any and all cash dividends, if any, paid on the Pledged Collateral.
Any and all stock and/or liquidating dividends, distributions in property, redemptions or other distributions made on or in respect of the Pledged
Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of any issuer or received in exchange for Pledged Collateral or any part thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which any issuer may be a party or otherwise, and any and all cash and other property received in payment of the principal of or in redemption of or in exchange for any Pledged Collateral (either at maturity, upon acceleration or call for redemption, or otherwise), shall become part of the Pledged Collateral and, if received by the Pledgor, shall be held in trust for the benefit of the Pledgee and shall forthwith be delivered to the Pledge Agent (accompanied by proper instruments of assignment and/or stock powers executed by the Pledgor in accordance with the Pledgee's instructions) to be held subject to the terms of this Agreement.

          (c) Subject to Section 5(d) hereof, upon the occurrence of a default in connection with the Note and so long as such default shall continue, at the option of the Pledgee, (i) all rights of the Pledgor to exercise the voting rights and powers which the Pledgor is entitled to exercise pursuant to Section
5(a) hereof shall cease, and all such rights shall thereupon become vested in the Pledgee, and the Pledgee shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers; and (ii)
the Pledgee shall receive and be entitled to retain any and all cash dividends, if any, paid on the Pledged Collateral. Any and all money and other property paid over to or received by the Pledge Agent pursuant to the provisions of
Section 5(b) above shall be retained by the Pledge Agent as part of the Pledged
Collateral and shall be applied in accordance with the provisions hereof.

     6. Remedies upon Default. (a) During the continuation of a Default in connection with the Note then, in addition to having all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of
New York, the Pledge Agent may, without being required to give any notice to the
Pledgor, apply the cash (if any) then held by it hereunder pursuant hereto to the payment in full of the Obligations and shall, upon written instructions from the Pledgee, assign, deliver and transfer to the Pledgee, the Pledged Collateral and any cash held by the Pledge Agent.

          (b) Without limiting the foregoing, in the event that the Pledgee elects to sell the Pledged Collateral (such term including, for purposes of this
Section 6 the Pledged Collateral and all other shares of stock or securities at any time forming part of the Pledged Collateral), the Pledgee shall have the power and right in connection with any such sale, exercisable at his option and in his absolute discretion, to sell, assign, and deliver the whole or any part of the Pledged Collateral or any additions thereto at a private or public sale for cash, on credit or for future delivery and at such price as the Pledgee deems to be satisfactory. Notice of any public sale shall be sufficient if it describes the Pledged Collateral to be sold in general terms, and is published at least once in any newspaper then being circulated in the City of New York,
New York not less than seven (7) days prior to the date of sale. All requirements of reasonable notice under this Section 6 shall be met if such notice is mailed, postage prepaid at least ten (10) days before the time of such sale or disposition, to the Pledgor at its address hereinafter set forth or such other address as the Pledgor may have, in writing, provided to the Pledgee. The
Pledgee may, if he deems it reasonable, postpone or adjourn any sale of the
Pledged Collateral from time to time by an announcement at the time and place of the sale to be so postponed or adjourned without being required to give a new notice of sale.

          (c) Because federal and state securities laws may restrict the methods of disposition

                                        3

of the Pledged Collateral which are readily available to the Pledgee, and specifically because a public sale thereof may be impossible or impracticable by reason of certain restrictions under the Securities Act of 1933, as amended, or under applicable Blue Sky or other state securities laws as now or hereafter in effect, the Pledgor agrees that the Pledgee may from time to time attempt to sell the Pledged Collateral by means of a private placement restricting the offering or sale to a limited number of prospective purchasers who meet suitability standards the Pledgee deems appropriate and who agree that they are purchasing for their own accounts for investment and not with a view to distribution, and the Pledgee's acceptance of the highest offer obtained therefrom shall be deemed to be a commercially reasonable disposition of the
Pledged Collateral. The Pledgee or his assigns may purchase all or any part of the Pledged Collateral and any purchaser thereof shall thereafter hold the same absolutely free from any right or claim of any kind. To the fullest extent permitted by law, the Pledgee shall not be obligated to make any sale pursuant to notice (other than notice to the Pledgor in the manner described in the penultimate sentence of Section 6(b) hereof) and may, without notice or publication, adjourn any public or private sale by an adjournment at the time and place fixed for the sale, and such sale may be held at any time or place to which the same may be adjourned. If any of the Pledged Collateral are sold by the Pledgee upon credit or for future delivery, the Pledgee shall not be liable for the failure of the purchaser to pay for the same and, in such event, the
Pledgee may resell such Pledged Collateral and the Pledgor shall continue to be liable to the Pledgee for the full amount of the Obligations to the extent the
Pledgee does not receive full and final payment in cash therefor.

     7. Pledgee's Appointed Attorney-in-Fact. During the continuation of a
Default, the Pledgor hereby appoints the Pledgee as the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this
Agreement and taking any action and executing any instrument that Pledgee may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Pledgee shall have the right and power to receive, endorse and collect all checks and other orders for the payment or other distribution payable or distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

     8. Limitation on the Pledge Agent's and Pledgee's Duty with Respect to
Collateral. The Pledge Agent and the Pledgee shall have no duty with respect to the Pledged Collateral in their possession or control, or with respect to any income thereon or to the preservation of rights pertaining thereto, other than the duty of reasonable care in the custody and preservation of the Pledged
Collateral in their possession or control. The Pledge Agent and the Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in their possession or control if the
Pledged Collateral is accorded treatment substantially equivalent to that which the Pledge Agent and Pledgee, in their individual capacities, accords their own property consisting of securities.

     9. Duties and Obligations of the Pledge Agent. (a) The parties hereto agree that the duties and obligations of the Pledge Agent are only such as are herein specifically provided and no other. The Pledge Agent's duties are as a depositary only, and the Pledge Agent shall incur no liability whatsoever, except as a direct result of the Pledge Agent's willful misconduct or gross negligence.

          (b) The Pledge Agent may consult with counsel of the Pledge Agent's choice, and shall not be liable for any action taken, suffered or omitted by the
Pledge Agent in accordance with the advice of such counsel.

          (c) The Pledge Agent shall not be bound in any way by the terms of any other agreement to which the Pledgor, Pledgee or the Company are parties, whether or not the Pledge Agent has

                                        4

knowledge thereof, and the Pledge Agent shall not in any way be required to determine whether or not any other agreement has been complied with by the
Pledgor, Pledgee or the Company, or any other party thereto. The Pledge Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed jointly by each of the Pledgor, Pledgee and the Company, and agreed to in writing by the Pledge Agent.

          (d) If the Pledge Agent shall be uncertain as to the Pledge Agent's duties or rights hereunder or shall receive instructions, claims or demands which, in the Pledge Agent's opinion, are in conflict with any of the provisions of this Agreement, the Pledge Agent shall be entitled to refrain from taking any action, other than to keep safely all Pledged Collateral or to take certain action, until the Pledge Agent shall jointly be directed otherwise in writing by the Pledgor, Pledgee and the Company or by a final judgment of a court of competent jurisdiction.

          (e) The Pledge Agent shall be fully protected in relying upon any written notice, demand, certificate or document which the Pledge Agent, in good faith, believes to be genuine. The Pledge Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Pledge Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

          (f) The Pledge Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings which may be instituted against the Pledge Agent or in respect of the Pledged Collateral.

          (g) If the Pledge Agent at any time, in the Pledge Agent's sole discretion, deems it necessary or advisable to relinquish custody of the Pledged
Collateral, it may do so by delivering the same to any other Pledge Agent selected by the Pledgee and, if no such Pledge Agent shall be selected within three days of the Pledge Agent's notification to the Pledgee, the Pledgor and the Company of the Pledge Agent's desire to so relinquish custody of the Pledged
Collateral, then the Pledge Agent may do so by delivering the Pledged Collateral to the clerk or other proper officer of a court of competent jurisdiction as may be permitted by law. The fee of any court officer shall be borne by the Pledgor.
Upon such delivery, the Pledge Agent shall be discharged from any and all responsibility or liability with respect to the Pledged Collateral and this
Agreement and the Pledgor, Pledgee and the Company shall promptly pay to the
Pledge Agent all monies which may be owed the Pledge Agent for the Pledge
Agent's services hereunder, including, but not limited to, reimbursement of the
Pledge Agent's out-of-pocket expenses.

          (h) This Agreement shall not create any fiduciary duty on the Pledge
Agent's part to the Pledgor, the Pledgee or the Company.

          (i) Upon the performance of this Agreement, the Pledge Agent shall be deemed released and discharged of any further obligations hereunder.

     10. Fees, Expenses and Commissions. The Pledge Agent shall be paid a fee of
$_____, plus all reasonable out-of-pocket expenses paid or incurred by the
Pledge Agent in the administration of the Pledge Agent's duties hereunder, including, but not limited to, postage, all outside counsel to the Pledge Agent and advisors' and agents' fees and all taxes or other governmental charges, if any.

                                        5

     11. No Waiver. No failure on the part of the Pledgee to exercise, and not delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy by the Pledgee preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and not exclusive of any other remedies provided by law.

     12. Termination. This Agreement shall terminate when there is no longer any amount outstanding on the Note at which time the Pledge Agent shall reassign and redeliver to the Pledgor, without recourse or warranty (other than a warranty that the Pledge Agent, has not assigned or transferred the Pledged Collateral so reassigned and redelivered or its respective security interests therein), and at the sole cost and expense of the Pledgor, against receipt, such of the Pledged
Collateral (if any) as shall not have been sold or transferred to satisfy all or any portion of the Note pursuant to the terms hereof and is then still held by it hereunder, together with appropriate instruments for reassignment and release.

     13. Addresses for Notices, Etc. Any notice, election, demand or other communication hereunder shall be in a signed writing and shall be deemed given or made when actually received by personal delivery or by facsimile transmission followed immediately by First Class mail, or two business days following the date when mailed by certified mail, postage prepaid, return receipt requested, to the appropriate party or parties, at the following addresses:

               If to the Pledge Agent to:

               Bondy & Schloss LLP
               60 E.42nd Street, 37th Floor
               New York, NY 10165
               Attention: Jeffrey A. Rinde, Esq.
               Facsimile: (212) 972-1677

               If to the Pledgor:

               VSUS Technologies, Inc.
               444 Madison Avenue, 24th Floor
               New York, NY 10022
               Attention: Eli Kissos
               Facsimile:
                          ------------------

               With copy to:

               Bondy & Schloss LLP
               60 E.42nd Street
               New York, NY 10165
               Attention: Jeffrey A. Rinde, Esq.
               Telephone: (212) 661-3535
               Facsimile: (212) 972-1677

               If to the Pledgee:

               ___________________
               ___________________
               ___________________
               ___________________

                                        6

     or, in each case, to such other address as the parties may hereinafter designate by like notice.

     14. Indemnification. (a) The Company hereby indemnifies and holds free and harmless the Pledge Agent from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and amount paid in settlement) resulting from claims asserted by the Pledgee with respect to the performance of any of the provisions of this Agreement.

          (b) The Company hereby indemnifies and holds the Pledge Agent harmless from and against any and all losses, damages, taxes, liabilities and expenses that may be incurred by the Pledge Agent, arising out of or in connection with the Pledge Agent's acceptance of appointment as the Pledge Agent hereunder and/or the performance of the Pledge Agent's duties pursuant to this Agreement, including, but not limited to, all legal costs and expenses of the Pledge Agent incurred defending itself against any claim or liability in connection with the
Pledge Agent's performance hereunder, provided that the Pledge Agent shall not be entitled to any indemnity for any losses, damages, taxes, liabilities or expenses that directly result from the Pledge Agent's willful misconduct or gross negligence.

          (c) The Company agrees to and hereby indemnifies the Pledgee from and against any and all claims, damages, losses, liabilities and expenses arising out of, or in connection with, or resulting from, this Agreement (including, without limitation, enforcement of this Agreement).

     15. Further Assurances. The Pledgor agrees to do such further reasonable acts and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Pledge Agent and Pledgee may at any time reasonably request in connection with the administration or enforcement of this
Agreement (including, without limitation, to aid the Pledge Agent or Pledgee in the sale of all or any part of the Pledged Collateral) or related to the Pledged
Collateral or any part thereof or in order better to assure and confirm unto the
Pledge Agent or Pledgee their rights, powers and remedies hereunder. The Pledgor hereby consents and agrees that the Pledgor or any registrar or transfer agent for any of the Pledged Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of the Pledge Agent or Pledgee to effect any transfer pursuant to the terms hereof, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by the Pledgor or any other person or to any registrar or transfer agent.

     16. Binding Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective executors, administrators, successors and assigns, except that the Pledgor shall not assign this Agreement or any interest herein, or in the Pledged Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the
Pledged Collateral, or any part thereof, or any cash or property held by the
Pledge Agent or Pledgee as Pledged Collateral under this Agreement, without the prior written consent of the Pledgee.

     17. Governing Law; Amendments. This Agreement shall in all respects be construed in accordance with and governed by the laws of the State of New York, without giving effect to its conflict of laws rules. No provision of this
Agreement may be amended, waived or modified, nor may any of the Pledged
Collateral be released, unless specifically provided for herein, except in a writing signed by the Pledgee.

                                        7

     18. Expenses. The Pledgor hereby agrees to pay on demand all costs and expenses (including, without limitation, all reasonable fees and disbursements of counsel) incurred by the Pledge Agent or Pledgee in connection with the enforcement of the Pledgee's rights under this Agreement and the safekeeping of any realization upon the Pledged Collateral.

     19. Submission to Jurisdiction. (a) The Pledgor hereby irrevocably submits to the nonexclusive jurisdiction of any federal or state court sitting in the
State of New York in any action or proceeding arising out of or relating to this
Agreement, and the Pledgor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such court. The
Pledgor irrevocably consents to the service of any and all process in any such action by proceeding by the mailing via registered or certified mail of copies of such process to the Pledgor at its address specified herein.

          (b) The Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any federal or state court sitting in the State of New York and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.

          (c) Notwithstanding the foregoing, the Pledge Agent or Pledgee may sue the Pledgor in any jurisdiction where the Pledgor or any of its assets may be found and may serve legal process upon the Pledgor in any other manner permitted by law.

     20. Headings. Section headings used herein are for convenience only and shall not affect the construction of this Agreement.

     21. Execution of Counterparts. This Agreement may be executed in any number of copies and by different parties on separate counterparts, all of which when taken together shall constitute but one and the same agreement.

                                        8

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                             PLEDGOR:

                                             VSUS TECHNOLOGIES, INC.

                                             By:
                                                 -------------------------------
                                             Name:
                                             Title:

                                             PLEDGEE:

                                             PDB IRREVOCABLE TRUST

                                             By:
                                                 -------------------------------
                                             Name:
                                             Title:

                                             PLEDGE AGENT:

                                             -----------------------------------

                                             COMPANY:

                                             1STALERTS, INC.

                                             By:
                                                 -------------------------------
                                             Name:
                                             Title:

                                        9

                                   SCHEDULE A

Company Name               Type of Security   No. of Shares   Certificate No.
-----------------------------------------------------------------------------
First Info Network, Inc.   Common Stock            200

                                       10